                                                                   EXHIBIT 23.13

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated 3 June 1996, with respect to the consolidated financial statements of Dransfield Paper Holdings Limited included in the Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of Dransfield China Paper Corporation for the registration of 461,572 common shares.


                                                     /s/ Ernst & Young

                                                     Ernst & Young

Hong Kong
25 January 1997